                                                                   EXHIBIT 10.26

                      RESEARCH AND DEVELOPMENT AGREEMENT

                                    between

                            NOVARTIS ENZYMES, INC.

                                      and

                              DIVERSA CORPORATION


                                               *Confidential Treatment Requested

                      RESEARCH AND DEVELOPMENT AGREEMENT

     This Research and Development Agreement, dated and effective as of December 1, 1999 (the "Effective Date"), is between Diversa Corporation ("Diversa"), a Delaware corporation, and Novartis Enzymes, Inc. ("NEI"), a Delaware corporation and wholly-owned subsidiary of Novartis Seeds AG ("Novartis"). Diversa and NEI are referred to herein individually as a "Party" and collectively as the "Parties."

                                R E C I T A L S
                                ---------------

     WHEREAS, Diversa has discovered and developed Biomolecules (as defined below), as well as proprietary technologies for the rapid discovery, development and optimization of Biomolecules;

     WHEREAS, Novartis has caused the formation of a new wholly-owned, affiliated company known as NEI, referred to as "Newco" in the Joint Venture Agreement, which desires to commercialize products useful in the animal feed and the agricultural product processing markets; and

     WHEREAS, NEI and Diversa desire to enter into a relationship whereby Diversa discovers, develops and delivers Biomolecules to NEI for NEI to use in the production and commercialization of products in the areas of animal feed and agricultural product processing;

     WHEREAS, NEI also may transfer to Novartis such Biomolecules as are appropriate for the development of commercial products with respect to transgenic crops;

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.   Definitions.
     ------------

     "Affiliate" shall mean any entity that directly or indirectly controls, is
      ---------
controlled by or is under common control, with NEI or Diversa, as the case may be, where "control" means direct or indirect possession of more than [*****] of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity, or operational control of such entity.

     "Agreement" shall mean this Research and Development Agreement.
      ---------

     "Agricultural Product Processing Field" shall mean the use of Biomolecules
      -------------------------------------
on or in Crops to alter, modify or improve the performance or other
characteristics of the  Crop.   This field specifically excludes the [*****]
Field.

     "Agricultural Product Processing Projects" shall mean the Projects defined
      ----------------------------------------
by the RAC pursuant to Section 3.1 in which the field of use of the applicable Biomolecule(s) is within the Agricultural Product Processing Field.

                                      2.       *Confidential Treatment Requested

     "Alternate" shall have the meaning set forth in Section 3.4.
      ---------

     "Animal Feed Field" shall mean the use of Biomolecules on or in Crops for
      -----------------
feed applications to alter, modify or improve feed conversion and/or animal nutrition. This field specifically excludes all vaccines and therapeutic applications.

     "Biomolecule(s)" shall mean enzymes and/or genes encoding them.
      --------------

     "Change of Control" shall mean any of the following transactions involving
      -----------------
another company (other than NEI or any of its Affiliates) (a) a merger or consolidation of Diversa which results in the voting securities of Diversa outstanding immediately prior thereto ceasing to represent at least [*****] of the combined voting power of the surviving entity immediately after such merger or consolidation; (b) the sale of all or substantially all of the assets of Diversa; or (c) any one person (other than Diversa, any trustee or other fiduciary holding securities under an employee benefit plan of Diversa, or any corporation owned directly or indirectly by the stockholders of Diversa, in substantially the same proportion as their ownership of stock of Diversa), together with any of such person's "affiliates" or "associates", as such terms are used in the Securities Exchange Act of 1934, as amended, becoming the beneficial owner of 50% or more of the combined voting power of the outstanding securities of Diversa or by contract or otherwise having the right to control the Board of Directors or equivalent governing body of Diversa or the ability to cause the direction of management of Diversa.

     "Commercial Development Biomolecule" shall mean Diversa Biomolecules and/or
      ----------------------------------
Derivative NEI Biomolecules that have been, pursuant to Preliminary Efficacy Trials, designated by NEI in accordance with this Agreement, for commercialization in or as a Product.

     "Committee Member" shall have the meaning set forth in Section 3.
      ----------------

     "Confidential Information" shall have the meaning set forth in Section 7.1.
      ------------------------

     "Crop" shall mean any component of any cultivated plant species, including,
      ----
[*****].

     "Derivative NEI Biomolecules" shall mean all Biomolecules that are derived
      ---------------------------
or discovered from NEI Biomolecules through application of Diversa Technology and any derivatives of such Biomolecules.

     "Disclosing Party" shall mean that Party disclosing Confidential
      ----------------
Information to the other Party under Section 7.

                                      3.       *Confidential Treatment Requested

     "Diversa Biomolecules" shall mean all Biomolecules owned by, or licensed
      --------------------
to, Diversa, with the right to license or sublicense, as of the Effective Date or during the Research Period.

     "Diversa Know-How" shall mean all know-how, trade secrets, inventions,
      ----------------
data, processes, procedures, devices, methods, formulas, media and/or all lines, Biomolecules, clones, strains, genes, reagents, protocols and marketing and other information, including improvements thereon, whether or not patentable, which are not covered by the Diversa Patent Rights, but which are necessary or useful for the commercial exploitation of the Diversa Patent Rights or the conduct of the Projects or otherwise relate to Biomolecules or Products, and which are owned by or licensed to Diversa, with the right to license, as of the Effective Date or otherwise during the Research Period.

     "Diversa Inventions" shall mean those Inventions over which Diversa has
      ------------------
exclusive ownership and control as provided in Section 5.1.

     "Diversa Patent Rights" shall mean all patent and provisional patent
      ---------------------
applications, issued and subsisting patents and substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions and supplementary protection certificates thereof, including foreign counterparts of the foregoing, in each case which are owned by or licensed to Diversa, with the right to license, as of the Effective Date or otherwise during the Research Period, which are necessary or useful for the conduct of the Projects or otherwise relate to Biomolecules or Products arising from the conduct of the Projects. Without limiting the generality of the foregoing, Diversa Patent Rights include any patents and patent applications claiming Inventions owned by Diversa under Sections 5.1.1, 5.1.3 and 5.1.4.

     "Diversa Technology" shall mean the Diversa Know-How and the Diversa Patent
      ------------------
Rights.

     "Fields" shall mean the Animal Feed Field and the Agricultural Product
      ------
Processing Field.

     "Indemnitees" shall have the meaning set forth in Section 9.1.
      -----------

     "Indemnitor" shall have the meaning set forth in Section 9.1.
      ----------

     "Inventions" shall have the meaning set forth in Section 5.1.
      ----------

     "Joint Inventions" shall have the meaning set forth in Section 5.2.3.
      ----------------

     "Joint Venture Agreement" shall mean that certain Joint Venture Agreement,
      -----------------------
dated as of its effective date, by and between Diversa and Novartis Seeds AG.

     "[*****]" shall mean, with respect to each Project, the [*****] activity level against a [*****] according to the Project Plan.

     "NEI Biomolecules" shall mean all Biomolecules owned by, or licensed to,
      ----------------
NEI, with the right to license or sublicense which are provided by NEI to Diversa under this Agreement.

                                      4.       *Confidential Treatment Requested

     "NEI Inventions" shall mean those Inventions over which NEI has exclusive
      --------------
ownership and control as provided in Section 5.1.

     "NEI Patent Rights" shall mean all patent and provisional patent
      -----------------
applications, issued and subsisting patents and substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions and supplementary protection certificates thereof, including foreign counterparts of the foregoing, in each case which are owned by or licensed to NEI, with the right to license, as of the Effective Date or otherwise during the Research Period, which are necessary or useful for the conduct of the Projects or otherwise relate to Biomolecules or Products. Without limiting the generality of the foregoing, NEI Patent Rights include any patents and patent applications claiming Inventions owned by NEI under Sections 5.1.2, 5.1.3 and 5.1.5.

     "Preliminary Efficacy Trials" shall mean, with respect to each Commercial
      ---------------------------
Development Biomolecule and Transferred Biomolecule, preliminary testing conducted by or for NEI to determine functional efficacy conducted under anticipated use conditions, generally outside of a laboratory environment. Preliminary Efficacy Trials [*****], such as [*****] in the [*****] and [*****] for [*****] including [*****], and [*****] or any other [*****] for [*****].

     "Product" when used without further qualification shall mean a commercial
      -------
product containing or consisting of any Biomolecule designated under this Agreement as a Commercial Development Biomolecule.

     "Project" shall mean research efforts undertaken pursuant to a Project
      -------
Plan.

     "Project Plan" shall mean a written plan prepared by  the RAC, documenting
      ------------
the research and development to be performed by Diversa and the work to be performed by NEI in support of a Project. Such documentation will include [*****], an [*****] of [*****] of [*****] in terms of [*****] and all
[*****],[*****] and [*****] for purposes of [*****] and an estimated schedule for completion of the research and development work, as well as specific details regarding the [*****] of Biomolecules delivered by Diversa to NEI (including, without limitation, [*****], the [*****] and details of [*****] plans to [*****]. Each Project Plan may be amended from time to time, as required and subject to approval by the [*****], and incorporated by reference as part of this Agreement.

          "Receiving Party" shall mean that Party receiving Confidential Information under Section 7.

     "Research FTE" shall mean the equivalent of one full year of work on a
      ------------
full-time basis by a scientist or other professional employed or retained as a consultant by Diversa and possessing

                                        5.     *Confidential Treatment Requested
skills and experience necessary to carry out the Project(s) contemplated by this Agreement, determined in accordance with Diversa's normal policies and procedures.

     "Research Period" shall mean the period beginning on the Effective Date and
      ---------------
ending upon the termination or expiration of this Agreement.

     "Responsible Party" shall have the meaning set forth in Section 5.2.3.
      -----------------

     "RAC" shall have the meaning set forth in Section 3.
      ---

     "[*****]" shall mean [*****] of a Biomolecule against a [*****] appropriate to the [*****] as determined by the [*****].

     "Sublicensee" shall mean any third party (other than an Affiliate of a
      -----------
Party) licensed by NEI or its Affiliates to make, use (except where the implied right to use accompanies the sale to the third party of any [*****] by NEI or its Affiliates or Sublicensees), sell, import, export, advertise, promote and otherwise commercialize any [*****].

     "[*****]" shall mean a [*****] discovered or derived under the terms of this Agreement which [*****].

     "Valid Claim" shall mean a claim included in any pending patent application
      -----------
or any issued patent included within the NEI Patent Rights or the Diversa Patent Rights, which, if with respect to any pending claim, has not been irrevocably abandoned or held to be unpatentable by a court or other authority of competent jurisdiction in a proceeding which is not reversed, not appealable and not appealed, or, with respect to any issued claim, has not been held invalid by a decision of a court or other authority of competent jurisdiction which is not reversed, not appealable and not appealed.

     "Year" shall mean any consecutive 12-month period during the Research
      ----
Period that begins on the Effective Date or an anniversary of the Effective Date. For example, Year 1 shall be the consecutive 12-month period beginning on the Effective Date.

     The above definitions are intended to encompass the defined terms in both the singular and plural tenses.

2.   Collaboration.
     --------------

     2.1. Scope.  Diversa agrees to work exclusively with NEI in the Animal
          -----
Feed Field and on Agricultural Product Processing Projects under the terms of the Joint Venture Agreement during the term of this Agreement.

     2.2. Projects.  During the Research Period, NEI and Diversa will, with the
          --------
advice of the RAC, define and perform Projects in the Fields with the goal of identifying or discovering Biomolecules suitable for development by NEI or its Affiliates. Each such proposed Agricultural

                                        6.     *Confidential Treatment Requested

Product Processing Project and the corresponding Project Plan will be further defined by the RAC in accordance with Section 3.

     NEI agrees to provide funding in accordance with Section 6.1 for the following minimum number of Diversa FTEs to work on Projects for the following years :

                                    [*****]

     2.3. Limited Use of [*****] Provided by Diversa.  Without limiting any
          ---------------       --------------------
other provision of this Agreement, NEI agrees that it will use [*****] derived from [*****] provided by Diversa pursuant to any Project Plan only for evaluating such [*****] in connection with the Project and will not use such [*****] for any other purpose. NEI may not transfer such [*****] to any other party; provided that NEI may transfer such [*****] to its Affiliates subject to the limitations on use set forth herein and only to the extent necessary to effect the purposes of this Agreement. NEI will inform Diversa in writing of the targets to be used in [*****] such [*****] prior to commencing such [*****]. NEI will provide Diversa with regular written reports (no less frequently than once per quarter) identifying the [*****] and [*****] used in such [*****] and the results of such [*****]. NEI will employ a system to track the identity and use of such clones and to ensure that such [*****] are maintained separately from any other [*****] used by NEI (or any Affiliate of NEI, if applicable) and will provide Diversa with a detailed description of such system prior to the delivery of any [*****] by Diversa to NEI under any Project Plan.

     2.4. Biomolecules Provided by a Party.  Each Party shall be responsible
          --------------------------------
for ensuring that all Biomolecules made available by such Party for the collaboration are done so in compliance with any intellectual property rights required by the Biodiversity Convention or legislation related thereto, and such Party shall further bear all obligations associated therewith.

3.   Research Advisory Committee.
     ----------------------------

     NEI and Diversa shall establish a research advisory committee (the "RAC") comprised of [*****] persons (each, a "Committee Member"), [*****] of whom shall be appointed by NEI and [*****] of whom shall be appointed by Diversa. The RAC may invite other representatives of the Parties, or other individuals as deemed appropriate by the RAC, to participate in meetings of the RAC, as appropriate, provided that no such representative shall have the right to vote as a Committee Member. Each Committee Member, other representative of a Party or other individual invited to participate in a meeting shall, if not already so obligated to a Party, sign a confidentiality undertaking committing such Committee Member, representative or invited individual to fully comply with and respect the Confidentiality obligations of Section 7.

                                        7.     *Confidential Treatment Requested

     The Committee Members will, within [*****] of executing this Agreement, define and approve the [*****] Projects and Project Plans for this Agreement.

     3.1. Responsibilities.  The [*****].  The [*****], and all [*****]  When
          -----------------
advising NEI management, the [*****] shall, among other things, [*****], and [*****]. Other responsibilities include, but are not limited to, the following:

          3.1.1.  Design and Development of Project Plans.   The RAC shall take
                  ---------------------------------------
into account the desires and directions of NEI management and advise NEI management in writing on all Project Plans undertaken pursuant to this Agreement. The RAC must design and develop all Project Plans to be performed under the terms of this Agreement. Such design and development will be based on, but not limited to, [*****], the [*****], the [*****], especially with respect to [*****], the [*****],[*****]. In addition, for Agricultural Product Processing Projects, the RAC shall advise NEI management as to whether Diversa is free to collaborate or has previously granted rights to a third party for the particular project at the time the project is proposed. Project Plans for the Projects will be an integral part of this Agreement.

          3.1.2.  Amendment of Project Plans.  All amendments to the Project
                  ---------------------------
Plans proposed by the RAC shall be in writing and be subject to the approval of NEI management, and incorporated by reference into this Agreement. Amendments to Project Plans will be an integral part of this Agreement.

          3.1.3   Agricultural Product Processing Projects. Work on each
                  ----------------------------------------
Project Plan for Agricultural Product Processing Projects will begin within [*****] of NEI management approval in writing for each relevant Project Plan. Agricultural Product Processing Projects will be established as being [*****] at the time that the applicable Project Plan is approved.

          3.1.4.  Review of Reports. At certain reporting milestones defined by
                  -----------------
the RAC for each Project, Diversa and NEI shall deliver to the RAC reports containing a complete compilation of all research activities and data derived from the activities undertaken hereunder by such Party as part of the Projects, including revisions to the Project Plans, as appropriate. The RAC will review such data to determine progress made on the Projects, and make a written report of its findings to NEI management on a timely basis. Reports to and from the RAC as

                                        8.     *Confidential Treatment Requested
well as all meeting minutes and other documents brought to the attention to the RAC shall be subject to the confidentiality provisions contained herein.

           3.1.5.  [*****] of [*****].  Based on the research and development
                          ----
efforts undertaken pursuant to Project Plans, the RAC shall recommend to NEI management the selection of [*****] or [*****] for [*****]. Such recommendation shall be accompanied by an amendment to the relevant Project Plan with respect to the further [*****] of such [*****]. Based on the information received, the management of NEI shall notify the RAC in writing whether it accepts such [*****] as [*****]. Upon acceptance by NEI, Diversa shall deliver [*****] to NEI and/or Novartis Seeds AG for [*****] and [*****].

           3.1.6.  Establishment and Evaluation of [*****]. The RAC must
                   --------------------------------
establish and recommend in writing to NEI management for NEI's approval the [*****] and [*****] for each Project Plan, which shall be consistent with Section [*****] hereof. The RAC will regularly [*****] under each Project Plan to determine whether [*****] thereunder have been achieved.

     3.2.  Meetings of the RAC.  The RAC shall meet at least once per [*****] at
           --------------------
a location to be determined by the RAC. Within [*****] following each meeting of the RAC, the RAC shall prepare and deliver to both Parties a written report describing the RAC's deliberations, conclusions and proposed actions. Subject to written approval by both parties, such report shall be incorporated as part of this Agreement by reference.

     3.3.  Requirements for Action.  All proposals, actions, recommendations and
           -----------------------
reports of the RAC will require the unanimous consent of all of its voting members. The Committee Members or Alternates of NEI shall collectively have [*****] on the RAC, and the Committee Members or Alternates of Diversa shall collectively have [*****] on the RAC.

     3.4.  Members. The initial Committee Members of the RAC shall be designated
           -------
by each Party in writing within [*****] of executing this Agreement.

           Diversa and NEI may change one or more of their respective Committee Members; provided, however, that such person is qualified as reasonably demonstrated by that Party. All appointments and withdrawals of appointment shall be made by written notice to the other Party.

           Diversa and NEI may designate in writing an alternate Committee Member ("Alternate") if the designated Committee Member cannot attend a meeting; provided, however, that such Alternate is qualified as reasonably demonstrated by that party. Any action taken with approval of an Alternate shall be as valid as if taken with the approval of the designated Committee Member.

                                      9.       *Confidential Treatment Requested

     3.5.  Visits to Facilities.  Committee Members shall have reasonable
           ---------------------
opportunity to visit the facilities of NEI or Diversa (and such party's Affiliates, if applicable) where activities under this Agreement are in progress, and with reasonable prior notice. Each of Diversa and NEI shall bear its own expenses in connection with such site visits, unless such visits are deemed by the RAC to be part of a Project, in which case the costs will be included as part of the applicable Project Plan.

     3.6.  Information Sharing.  Each of the Parties shall provide to the RAC
           -------------------
all information in such Party's possession that is relevant to the RAC's deliberations regarding research, development and commercialization efforts related to the Projects. Without limiting the generality of the foregoing, the Parties will provide the RAC with the opportunity to review data from the [*****] to determine the status of the Projects.

     3.7.  Dispute Resolution.  If the RAC fails to achieve unanimous consent
           -------------------
upon any matter, then it will issue a report on that matter to [****] giving full consideration to the opposing points of view in the RAC. [****] shall then, in consultation with the Research and Development Committee of the Board of Directors of NEI, resolve the matter in the interests of NEI..

4.   Grant of Rights.
     ----------------

     4.1.  Grant of First Option.  Subject to the terms and conditions of this
           ---------------------
Agreement, with respect to each [*****], Diversa hereby grants to NEI a right of first option to an exclusive, worldwide, royalty-bearing license (the "License") under the Diversa Technology to use the applicable [*****] to make, have made, use, sell, offer for sale and import Products outside the applicable Field.

     4.2   Other Rights.  All other rights which are to the benefit of NEI with
           ------------
respect to Diversa's proprietary interest in Biomolecules are provided for in the Joint Venture Agreement.

5.   Intellectual Property Rights.
     -----------------------------

     5.1.  Intellectual Property Ownership.  Ownership of all inventions,
           -------------------------------
discoveries, developments and improvements conceived of in the course of work performed on any Project (the "Inventions") shall be determined in accordance with this Section 5.1.

               5.1.1. Diversa shall have exclusive ownership and control, subject to the grant of exclusive license under the Joint Venture Agreement, over [*****] made pursuant to this Agreement ([*****]), including, without limitation, any such Biomolecules, compositions containing any such Biomolecules ([*****]), methods of using such Biomolecules (including methods of using

                                      10.     *Confidential Treatment Requested
     such Biomolecules to make any Product but not methods of using any Product), methods of making such Biomolecules, and Diversa Know-How.

               5.1.2. NEI shall have exclusive ownership and control over all Inventions relating to any Product, including, without limitation, such Products, methods of using such Products and methods of making such Products.

               5.1.3. With respect to all Inventions relating to all [*****] designed and/or developed in the course of a Project, (a) Diversa shall have exclusive ownership and control over all such Inventions having solely Diversa inventors; (b) Diversa shall have joint ownership and control over all such Inventions having Diversa and NEI inventors; provided that, except as contemplated by the Project, Diversa will not use, and will not provide or grant any rights to any third party to use, any [*****] that incorporates or was designed and/or developed using any information or materials provided to Diversa by NEI; and (c) NEI shall have exclusive ownership and control over all such Inventions having solely NEI inventors.

               5.1.4 Subject to Sections 5.1.1, 5.1.2 and 5.1.3, Joint Inventions shall be jointly owned.

               5.1.5   Subject to Sections 5.1.1, 5.1.2, 5.1.3, and 5.1.4,
     Inventions shall be owned by the Party which employs the inventor thereof.

               5.1.6 Inventorship of Inventions shall be determined in accordance with United States patent law.

               5.1.7. Each Party will (and will cause each of its Affiliates) to make such assignments and take such other actions as may be necessary or appropriate to effect the ownership of Inventions in accordance with this
     Section 5.1.

          5.2. Filing, Prosecution and Maintenance of Patents.
               ----------------------------------------------

               5.2.1.  NEI Patent Rights. NEI shall have the sole right, at its
                       -----------------
own expense, to control the filing, prosecution and maintenance of all NEI Patent Rights.

               5.2.2.  Diversa Patent Rights. Diversa shall have the sole right,
                       ---------------------
at its own expense, to control the filing, prosecution and maintenance of all Diversa Patent Rights.

               5.2.3   Patent Rights Claiming Joint Inventions. With respect to
                       ---------------------------------------
NEI Patent Rights or Diversa Patent Rights to the extent they claim Inventions conceived of jointly by Diversa and NEI ("Joint Inventions"), the Parties shall mutually agree in writing which Party shall file, prosecute and maintain patent applications and patents protecting Joint Inventions described in Section 5.1.4, the costs for which shall be shared equally between the Parties. The Party responsible for filing, prosecution and maintenance of such patent applications and patents under Section 5.2.1 or 5.2.2, as applicable (the "Responsible Party") will furnish the other Party

                                  11.   *Confidential Treatment Requested
with copies of documentation of patent applications and patents that claim any Joint Invention and other related correspondence relating thereto to and from governmental patent agencies or other authorities and permit the other Party to offer its comments thereon before the Responsible Party makes a submission to a governmental patent agency or other authority which could materially affect the scope or validity of the patent coverage with respect to such Joint Inventions. The other Party shall offer its comments promptly. If the Responsible Party with respect to patent applications and patents claiming any Joint Invention decides to abandon or not to pursue prosecution of any such patent applications or patents which claim such Joint Invention, it shall permit the other Party, at its option and expense, to undertake such obligations. The Party not undertaking such actions shall fully cooperate with the other Party and shall provide to the other Party whatever assignments and other documents that may be needed in connection therewith. In the event that Parties cannot agree on which Party shall file, prosecute and maintain such patent applications and patents, Joint Inventions shall be protected in patent applications and patents filed, prosecuted and maintained by outside counsel reasonably acceptable to both Parties, with equal control and joint responsibility for costs incurred in connection with the applicable patent applications and patents.

     5.3. Cooperation of the Parties. Each Party agrees (and will cause any of
          --------------------------
its Affiliates) to cooperate fully in the preparation, filing, prosecution and maintenance of any patent rights under this Agreement. Such cooperation includes, but is not limited to:

          (a) executing all papers and instruments, or using reasonable efforts to cause its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of intellectual property rights set forth in Section 5.1 above and to enable the other Party to file and to prosecute patent applications and to maintain patents in any country;

          (b) promptly informing the other Party of any matters coming to such Party's attention that may affect the preparation, filing, or prosecution of any such patent applications or the maintenance of any such patents; and

          (c) undertaking no actions that are potentially deleterious to the preparation, filing, or prosecution of such patent applications or to the maintenance of such patents.

     5.4. Infringement by Third Parties.
          -----------------------------

          5.4.1  Notice. Diversa and NEI shall promptly notify the other in
                 ------
writing of any alleged or threatened infringement by a third party of any patent or patent application included in the Diversa Patent Rights or NEI Patent Rights of which they become aware. Both Parties shall use reasonable efforts in cooperating with each other to terminate such infringement without litigation.

          5.4.2  NEI Actions.  NEI shall have the first right to bring and
                 -----------
control, by counsel of its own choice, any action or proceeding with respect to infringement of (a) any NEI Patent Rights, and (b) any Diversa Patent Rights
with respect to a [*****].   Diversa shall have the right, at its own expense,
to participate in any such action

                                  12.     *Confidential Treatment Requested
regarding the Diversa Patent Rights by counsel of its own choice. Upon written notice to Diversa, NEI may require Diversa to participate in such action as a necessary party to such action, at NEI's expense. If NEI fails to bring an action or proceeding with respect to any such Diversa Patent Rights within (a) ninety (90) days following the notice of alleged infringement or (b) ten (10) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Diversa shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and NEI shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

          5.4.3  Diversa Actions. Diversa shall have the right to bring and
                 ---------------
control, by counsel of its own choice, any action or proceeding with respect to infringement of any Diversa Patent Rights which are directed to a Diversa Biomolecule transferred under the terms of this Agreement which is not a [*****] at the time of commencement of such action or proceeding.

          5.4.4  Cooperation; Awards. In the event a Party brings an
                 -------------------
infringement action, the other Party shall (and will cause any of its Affiliates) cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither Party shall have the right to settle any patent infringement litigation under this Section 5.4 in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party. Except as otherwise agreed to by the Parties as part of a cost sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation costs of Diversa and NEI, shall belong to the Party who brought the action.

     5.5. Claimed Infringement by Third Parties. Diversa and NEI shall
          -------------------------------------
promptly notify the other in writing of any allegation by a third party that the exercise of the rights granted to NEI under this Agreement or the activities conducted by either Party under this Agreement infringes or may infringe the intellectual property rights of such third party. Each Party will use reasonable efforts (and will cause any of its Affiliates) to cooperate with the other Party to resolve or defend against such claims. Neither Party shall have the right to settle any patent infringement litigation under this Section 5.5 in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party.

6.   Payments, Reports, and Records.
     -------------------------------

     6.1. Research Funding. NEI agrees to fund the [*****] number of Research
          ----------------
FTEs at Diversa indicated in Section 2.1 above at a cost of [*****] per FTE for the [*****] of this Agreement. Beginning in the third year of this Agreement, a Cost-of-Living Adjustment (COLA) will be applied to all FTEs. Thereafter, the COLA will be applied on a yearly basis and will be based on standard CPI values.

     6.2. Payments. Payments due pursuant to the above Section 6.1 shall be
          --------
made in quarterly installments, in advance. In the event the Effective Date occurs during a calendar quarter, the first payment shall be the sum of the prorated amount due for that calendar quarter plus the amount due for the subsequent full calendar quarter.

                                  13.  *Confidential Treatment Requested

     6.3.  Research Milestone Payments. Each Year for the first five (5) Years
           ----------------------------
following the Effective Date, NEI shall pay to Diversa research milestones in accordance with the Project Plans for each Project. Such research milestone payments shall not exceed [*****] of the total costs of all research FTEs for each Year, as set forth under the column headed "Total Research FTEs" in Section
6.3 of the Joint Venture Agreement (the "Maximum Annual Milestones"). In any event, each Year for the first [*****] following the Effective Date, NEI shall pay to Diversa guaranteed research milestones equal to [*****] of the Maximum Annual Milestones for such Year. Research milestone payments under this Section
6.3 shall be non-refundable and shall not be credited against any other payments payable to Diversa under this Agreement or under the Joint Venture Agreement.

     6.5. Payments in U.S. Dollars. All payments due under this Agreement
          ------------------------
shall be payable in United States dollars by wire transfer to an account designated by Diversa.

     6.6. Records.  NEI and its Affiliates shall maintain complete and accurate
          -------
records of Products made, used or sold by them or their Sublicensees under this Agreement, and any amounts payable to Diversa in relation to Products, which records shall contain sufficient information to permit Diversa to confirm the payments due under the terms of this Agreement, and the Joint Venture Agreement. NEI and its Affiliates shall retain such records relating to a given Product for at least [*****] after the first commercial sale of said Product. Diversa (acting as the "Auditing Party") shall have the right, at its own expense, to cause an independent certified public accountant reasonably acceptable to NEI, to inspect such records of NEI or its Affiliates (the "Audited Party") during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to the Auditing Party any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide the Audited Party with a copy of any report given to the Auditing Party. The Parties shall reconcile any payment due within [*****] after the accountant delivers the results of the audit. The Auditing Party shall bear the full cost of the audit unless, the audit performed under this Section reveals lack of payment due under the terms of this Agreement, the License Agreement(s) or the Joint Venture Agreement in which case the Audited Party shall bear the full cost of such audit. Diversa may exercise its rights under this Section only once every year and only with reasonable prior notice to NEI. NEI shall use commercially reasonable efforts to ensure that the other Party will have access to records of Products sold by its Affiliates.

     6.7. Late Payments. In the event that any payment due hereunder is
          -------------
not made when due, the payment shall accrue interest from that date due at the rate of [*****]; provided however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit Diversa from exercising any other rights it may have as a consequence of the lateness of any payment.

                                  14.   *Confidential Treatment Requested

7.   Confidential Information.
     ------------------------

          7.1. Confidential Information. Confidential Information shall mean
               -------------------------
any technical or business information, whether orally or in writing, furnished by the Disclosing Party to the Receiving Party in connection with this Agreement. Such Confidential Information shall include, without limitation, the existence and terms of this Agreement, the identity of a Biomolecule, the Biomolecule, any gene encoding such Biomolecule, if relevant, the use of a Biomolecule, patent rights, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information, including, but not limited to, such items that become known to a Party during visits to the facilities of any other Party.

          7.2  Obligations. The Receiving Party agrees that it shall:

               7.2.1 Maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its Affiliates, directors, officers, employees, consultants and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement. Further, each Party will be entitled to disclose to its Sublicensees that Confidential Information of the other Party as those Sublicensees need to know in order to commercialize Products, provided that those Sublicensees are obligated to maintain the confidential nature of such Confidential Information;

               7.2.2 Use all Confidential Information solely for the purposes set forth in, or as permitted by, this Agreement;

               7.2.3 Allow its Affiliates, directors, officers, employees, consultants and advisors to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information; and

               7.2.4 If the Receiving Party is Novartis, then Novartis shall also have the right to disclose Confidential Information to Novartis Agricultural Discovery Institute, Inc. ("NADII") provided that NADII is obligated to maintain the confidential nature of such Confidential Information.

Each Party shall be responsible for any breaches of this Section 7.2 by any of its Affiliates, directors, officers, employees, consultants and advisors, and, in the case of Novartis, also for any breach of this Section 7.2 by NADII.

          7.3  Exceptions.  The obligations of the Receiving Party under Section
7.2. above shall not apply to any specific Confidential Information to the extent that the Receiving Party can demonstrate that such Confidential
Information:

               7.3.1 Was in the public domain prior to the time of its disclosure under this Agreement;

                                  15.   *Confidential Treatment Requested

               7.3.2 Entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party or its Affiliates, directors, officers, employees, consultants, advisors or agents;

               7.3.3 Was or is independently developed or discovered by the Receiving Party without use of the Confidential Information, and which can be demonstrated by written record;

               7.3.4 Is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

               7.3.5 Is required to be disclosed to comply with applicable laws or regulations (such as disclosure to the SEC, the EPA, the FDA, or the United States Patent and Trademark Office or to their foreign equivalents), or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

          7.4 Survival of Obligations. The obligations set forth in Sections 7.1, 7.2 and 7.3 shall remain in effect after termination or expiration of this Agreement for a period of [*****].


     7.4. Publication.  Diversa, Novartis and NEI shall cooperate in appropriate
          -----------
publication of the results of research and development work performed pursuant to the Project Plans, but subject to the predominating interest to obtain patent protection for any patentable subject matter. To this end, prior to any public disclosure of such results, the Party proposing disclosure shall send the other party(ies) a copy of the information to be disclosed, and shall allow the other Party(ies) [*****] from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains Confidential Information of the reviewing Party(ies). The Party proposing disclosure shall be free to proceed with the disclosure unless prior to the expiration of such [*****] period the reviewing Party(ies) notify the Party proposing disclosure that the disclosure contains subject matter for which patent protection should be sought or Confidential Information of the reviewing party(ies), and the Party proposing publication shall then delay public disclosure of the information for an additional period to be mutually agreed upon to permit the preparation and filing of a patent application on the subject matter to be disclosed or for the parties to determine a mutually acceptable modification to such publication to protect the Confidential Information of the reviewing Party(ies) adequately. The Party proposing disclosure shall thereafter be free to publish or disclose the information. The determination of authorship for any paper shall be in accordance with accepted scientific practice.

                                  16.   *Confidential Treatment Requested

8.   Representations and Warranties.
     ------------------------------

     8.1. Authorization.  Each Party represents and warrants to the other that
          -------------
it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

     8.2  Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER
          ----------
PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

     8.3  Limitation of Liability.  IN NO EVENT WILL EITHER PARTY, ITS
          -----------------------
DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

9.   Indemnification.
     ----------------

     9.1  Indemnification. Each Party (an "Indemnitor") shall indemnify, defend,
          ---------------
and hold harmless the other Party and their directors, officers, employees, and agents and their respective successors, heirs and assigns (an "Indemnitee"), against any liability, damage, loss, or expense incurred by or imposed upon the Indemnitee or any one of them in connection with any claims, settlements, suits, actions, demands, or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product (or any process or service) that is made, used, or sold by the Indemnitor or its Affiliates or Sublicensees pursuant to any right or license granted under this Agreement; provided, however, that such indemnification right shall not apply to any liability, damage, loss, or expense to the extent directly attributable to the negligence, reckless misconduct, or intentional misconduct of the Indemnitee. An Indemnitee shall not be entitled to indemnification for the settlement of any claim pursuant to this Agreement unless it obtains the prior written consent of the Indemnitor to such settlement.

     9.2  Procedures. Any Indemnitee that intends to claim indemnification under
          ----------
Section 9.1 shall promptly notify the Indemnitor of any claim in respect of which the intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses of no more than the law firm representing all Indemnitees in the proceeding or related proceeding, to be paid by the Indemnitor, if

                                  17.  *Confidential Treatment Requested
representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in Section 9.1. shall not apply to amounts paid in settlement of any loss, claim, liability or action if such settlement is effected without the consent of the Indemnitor. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, shall not relieve the Indemnitor of any liability to the Indemnitee under Section 9.1, except to the extent the Indemnitor has been prejudiced by such failure to give notice. Each Party and its Affiliates and their employees and agents shall cooperate fully with the other Party and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

10.  Term; Termination.
     ------------------

     10.1  Term. The term of this Agreement will commence as of the Effective
           ----
Date and, unless sooner terminated as provided hereunder, will expire upon the [*****] anniversary of the Effective Date, unless extend by mutual agreement of the Parties.

     10.2  Termination.
           -----------

           10.2.1   Change of Control. NEI shall have the right to terminate
                    -----------------
this Agreement upon the occurrence of a Change of Control during the term of this Agreement by providing written notice of termination to Diversa within [*****] following receipt of written notice of the occurrence of such Change of Control. In the event that NEI does not terminate this Agreement under this
Section 10.2.1, this Agreement will be binding upon NEI, Diversa or any successor to Diversa in such Change of Control. Diversa may notify NEI in advance of a proposed Change of Control and, if NEI approves of such Change of Control in writing or notifies Diversa in writing that it does not intend to terminate this Agreement within [*****] after such notice from Diversa, then the foregoing right of termination shall be deemed waived.

           10.2.2   Mutual Consent. This Agreement may be terminated at any time
                    --------------
by mutual written agreement of the Parties.

           10.2.3   Material Breach. In the event that Diversa, or NEI commits a
                    ---------------
material breach of any of its obligations under this Agreement or the Joint Venture Agreement and such party fails (i) to remedy that breach within [*****] after receiving written notice thereof from the other party or parties or (ii) to commence dispute resolution pursuant to Section 11.3, within [*****] after receiving written notice of that breach from the other party or parties, the non-breaching party or parties may immediately terminate this Agreement, the Joint Venture Agreement and the Novartis License Agreement, as applicable, upon written notice to the breaching party.

           10.2.4   Breach of Payment Obligations. In the event that a party
                    -----------------------------
fails to make timely payment of any amounts due under this Agreement, the Joint Venture Agreement or the

                                   18.  *Confidential Treatment Requested

Novartis License Agreement within ten (10) business days after demand therefor, the non-breaching party or parties may terminate this Agreement, the Joint Venture Agreement and the Novartis License Agreement, as applicable, upon thirty
(30) days prior written notice, unless the breaching party cures such breach by paying all past-due amounts within such thirty (30) day notice period, provided that the breaching party shall be entitled to use such cure provision no more than once in any twelve (12) month period.

     10.3. Disposition of Confidential Information. In the event of
           ---------------------------------------
termination or expiration of this Agreement, the Parties shall return or destroy all forms of Confidential Information of the other Party provided to them under this Agreement, within thirty (30) days after such termination or expiration; provided, however, that each Party may retain one copy of such Confidential Information for the sole purpose of use in any litigation resulting from this Agreement or the activities undertaken pursuant to this Agreement; and further provided that each Party shall retain full use of Confidential Information as provided under this Agreement to the extent it relates to any of the rights accrued to a Party hereunder prior to such termination or expiration.

     10.4. Effect of Termination or Expiration. Termination or expiration of
           -----------------------------------
this Agreement shall not relieve the parties of any obligation accruing prior to such termination or expiration, nor shall it encumber any of the rights accrued to a Party hereunder prior to such termination or expiration. Diversa will not take any action to prevent NEI or its Affiliates from commercializing, subsequent to termination or expiration of this Agreement, any Transferred Biomolecule or Commercial Development Biomolecule in the Animal Feed Field or the Agricultural Product Processing Field, or any other field defined in a License related to such Transferred Biomolecule or Commercial Development Biomolecule pursuant to Section 4.1 herein. The financial obligations of each Party with respect to Transferred Biomolecules or Commercial Development Biomolecules under this Agreement and any License executed pursuant to Section 4.1, or the Joint Venture Agreement shall survive termination or expiration of this Agreement but only to the extent that the Parties mutually agree through good faith negotiation to payment at royalty rates equivalent under the Joint Venture Agreement. The provisions of Sections 5.1, 5.2, 5.3, 7, 8.2, 8.3, 9, 10.3, 10.4 and 11 shall survive the expiration or termination of this Agreement. Termination of this Agreement pursuant to Section 10.2 shall not limit any other rights and remedies of the terminating party.

11.  Miscellaneous.
     --------------

     11.1.  Relationship of Parties. Nothing in this Agreement is intended
            -----------------------
or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

     11.2.  Governing Law. This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the State of [*****] other than those provisions governing conflicts of law.

                                   19. *Confidential Treatment Requested

     11.3.  Dispute Resolution Procedures.  Any controversy, claim or dispute
            -----------------------------
dispute arising out of or relating to this Agreement shall be resolved in accordance with Section 10.3 of the Joint Venture Agreement.

     11.4.  Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

     11.5.  Headings.  All headings in this Agreement are for convenience only
            ---------
and shall not affect the meaning of any provision hereof.

     11.6.  Binding Effect.  This Agreement and all rights and obligations
            ---------------
hereunder shall inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns (including, without limitation, any successor to Diversa upon a Change of Control subject to
Section 10.2.1).

     11.7.  Assignment. Except as otherwise provided herein, neither this
            -----------
Agreement nor any interest hereunder will be assignable in part or in whole by any Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement to any of its Affiliates or to any successor by merger or sale of substantially all of its business to which this Agreement relates (provided that, in the event of such merger or sale, no intellectual property of any acquiring corporation that is not a Party shall be included in the technology licensed hereunder). This Agreement will be binding upon the successors and permitted assigns of the Parties. Any assignment which is not in accordance with this Section will be void.

     11.8.  Notices. All notices, requests, demands and other communications
            --------
communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to NEI:                                If to Diversa:

Novartis Enzymes, Inc.                    Diversa Corporation
[*****]                                   10665 Sorrento Valley Road
[*****]                                   San Diego, California 92121
[*****]                                   Attention: Carolyn Erickson
[*****]                                   Tel: (858) 453-7020
[*****]                                   Fax: (858) 453-7032

                                    20.  *Confidential Treatment Requested
with a copy to:                     with a copy to:

Novartis Seeds AG                         Cooley Godward LLP
Schwarzwaldallee 215                        4365 Executive Drive, Suite 1100
CH-4002                                   San Diego, CA 9221
Attention: Verena Trutmann                Attention: L. Kay Chandler, Esq.
Tel:  (+4161) 697-2375                    Tel:  (858) 550-6000
Fax:  (+4161) 697-2590                    Fax:  (858) 453-3555

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

     11.9.    Amendment and Waiver. This Agreement may be amended, supplemented,
              --------------------
or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

     11.10.   Severability. In the event that any provision of this Agreement
              ------------
shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

     11.11.   Entire Agreement. This Agreement constitutes the entire agreement
              ----------------
between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

     11.12.   Regulatory Filings. NEI shall have sole responsibility for making
              ------------------
all regulatory filings worldwide, including, without limitation, all filings required by the Biodiversity Convention and other legislation related to the ownership or use of biological resources with respect to a Product. Diversa will cooperate to provide information required to make and maintain such filings, as appropriate.

     11.13.   Force Majeure. Neither party shall be held liable or responsible
              -------------
to the other party, nor be deemed to be in breach of this Agreement, for failure or delay in fulfilling or performing any provisions of this Agreement (other than payment obligations) when such failure or delay is caused by or results from any cause whatsoever outside the reasonable control of the party concerned including, but not limited to, fire, explosion, breakdown of plant, damage to plant material by pests or otherwise, strike, lock-out, labor disputes, casualty or accident, lack or failure of transportation facilities, flood, lack or failure of sources of supply or of labor, raw materials or energy, civil commotion, embargo, any law, regulation, decision, demand or requirement of any national or local government or authority (in each case, "Force Majeure"). The party claiming relief shall, without delay, notify the other party by registered airmail or by telefax of the interruption and cessation thereof and shall use its best efforts to remedy the effects of such hindrance with all reasonable dispatch. The onus of proving that any such Force Majeure

                                         21.  * Confidential Treatment Requested
event exists shall rest upon the party so asserting. During the period that one party is prevented from performing its obligations under this Agreement due to a Force Majeure event, the other party may, in its sole discretion, suspend any obligations that relate thereto. Upon cessation of such Force Majeure event the parties hereto shall use their best efforts to make up for any suspended obligations. If such Force Majeure event is anticipated to continue, or has existed for nine (9) consecutive months or more, this Agreement may be forthwith terminated by either party by registered airmail or by telefax. In case of such termination the terminating party will not be required to pay to the other party any indemnity whatsoever.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

NOVARTIS ENZYMES, INC.                     DIVERSA CORPORATION



By: /s/ Gary Pace                           /s/ Jay M. Short
   --------------------------              -------------------------------------
Gary M. Pace                               Jay M. Short
Vice President & Secretary                 President and Chief Executive Officer

                                  21.  *Confidential Treatment Requested